UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,

3438 Peachtree Road NE, Suite 1800

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(678) 791-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stockpar value $0.01 per share	CRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Carter’s, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 14, 2020 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

Each of the twelve director nominees were elected to a one-year term. The voting results were as follows:

Nominee	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Hali Borenstein	39,675,372	111,478	32,736	1,355,838
Amy Woods Brinkley	39,607,073	179,729	32,784	1,355,838
Giuseppina Buonfantino	39,606,230	180,251	33,105	1,355,838
Michael D. Casey	38,789,270	979,815	50,501	1,355,838
A. Bruce Cleverly	39,020,170	766,218	33,198	1,355,838
Jevin S. Eagle	39,429,117	357,270	33,199	1,355,838
Mark P. Hipp	39,345,378	440,419	33,789	1,355,838
William J. Montgoris	38,880,619	905,278	33,689	1,355,838
Richard A. Noll	39,664,829	121,164	33,593	1,355,838
Gretchen W. Price	39,675,254	111,433	32,899	1,355,838
David Pulver	38,961,185	824,698	33,703	1,355,838
Thomas E. Whiddon	37,464,774	2,321,204	33,608	1,355,838

2. Advisory Vote on Executive Compensation for Named Executive Officers

The shareholders of the Company approved, on an advisory basis, the 2019 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
39,202,008	514,558	103,020	1,355,838

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2020. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
40,459,988	692,032	23,404

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2020

CARTER’S, INC.

By:	/s/ Scott F. Duggan
Name:	Scott F. Duggan
Title:	Senior Vice President, General Counsel and Secretary